SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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BIO-RAD LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIO-RAD LABORATORIES, INC.

1000 Alfred Nobel Drive

Hercules, California 94547

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

BIO-RAD LABORATORIES, INC.

TO BE HELD APRIL 29, 2003

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

The annual meeting of the stockholders of Bio-Rad Laboratories, Inc. (“Bio-Rad” or the “Company”) will be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 29, 2003 at 4:00 p.m., Pacific Time, to consider and vote on:

(1)	The election of two directors of the Company by the holders of outstanding Class A Common Stock and five directors of the Company by the holders of outstanding Class B Common Stock;

(2)	A proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003;

(3)	A proposal to approve the 2003 Stock Option Plan; and

(4)	Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

The Board of Directors of the Company has fixed the close of business on March 4, 2003 as the record date for the determination of the stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. The stock transfer books of the Company will not be closed.

All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed Proxy in the provided postage-paid envelope. Since a majority of the outstanding shares of each class of common stock of the Company must be present or represented at the annual meeting to elect directors and conduct the other business matters referred to above, your promptness in returning the enclosed Proxy will be greatly appreciated. Your Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your Proxy.

All stockholders who attend the annual meeting are invited to join the Company for a catered reception immediately following the meeting.

By order of the Board of Directors

BIO-RAD LABORATORIES, INC.

SANFORD S. WADLER, Secretary

Hercules, California

April 3, 2003

BIO-RAD LABORATORIES, INC.

1000 Alfred Nobel Drive

Hercules, California 94547

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 29, 2003

Information Regarding Proxies

The enclosed Proxy is solicited on behalf of the Board of Directors of Bio-Rad Laboratories, Inc., a Delaware corporation (“Bio-Rad” or the “Company”), in connection with the annual meeting of stockholders of the Company to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 29, 2003 at 4:00 p.m., and at any adjournments or postponements thereof. Copies of this Proxy Statement and the accompanying notice and Proxy Card are first being mailed on or about April 3, 2003 to all stockholders entitled to vote.

The Company will pay the cost of this Proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from stockholders of the Company by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith. The Company may retain Georgeson Shareholder Services, a proxy solicitation firm, to solicit proxies in connection with the annual meeting, at an estimated cost of $6,000.00.

Shares for which a properly executed Proxy in the enclosed form is returned will be voted at the annual meeting in accordance with the directions on such Proxy. If no voting instructions are indicated with respect to one or more of the proposals, the Proxy will be voted in favor of the proposal(s), and to approve those other matters that may properly come before the annual meeting at the discretion of the person named in the Proxy. Any Proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date or by attending the meeting in person and announcing such revocation. Attendance at the annual meeting will not, by itself, constitute revocation of a Proxy.

Voting Securities

The securities of the Company entitled to vote at the meeting consist of shares of its Class A Common Stock and Class B Common Stock, both $0.0001 par value (collectively, “Common Stock”). 20,443,314 shares of Class A Common Stock and 4,851,942 shares of Class B Common Stock were issued and outstanding at the close of business on March 4, 2003. Only stockholders of record at the close of business on March 4, 2003 will be entitled to notice of and to vote at the meeting. The presence, in person or by Proxy, of the holders of a majority of the Voting Power will constitute a quorum for the transaction of business, provided, however, that the election of the Class A and Class B directors shall require the presence, in person or by Proxy, of the holders of a majority of the outstanding shares of each respective class. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors and any other matter requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of outstanding shares of Class A Common Stock and the number of outstanding shares of Class B Common Stock constitutes the “Voting Power” of the Company.

The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other five directors. The stockholders do not have any right to vote cumulatively in any election of directors. Under Delaware law, directors elected by each class shall be elected by a plurality of the votes in the respective class.

On all other matters submitted to a vote at the annual meeting (except matters requiring the vote of one or both classes voting separately), the affirmative vote of the holders of a majority of the Voting Power present in person or represented by Proxy is necessary for approval. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this Proxy Statement. If, however, any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

Under the Company’s Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) with respect to the directors to be elected by each class of Common Stock, the director nominees receiving the highest number of votes, up to the number of directors to be elected by that class, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

There is no statutory or contractual right of appraisal or similar remedy available to those stockholders who dissent from any matter to be acted upon.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table presents certain information as of March 4, 2003 (except as noted below), with respect to Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each director of Bio-Rad, (iii) certain executive officers of Bio-Rad named in the “Summary Compensation Table” of this Proxy Statement, and (iv) all directors and executive officers of Bio-Rad as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

	Class A Common Stock(1)		Class B Common Stock
Name and, with Respect to Owner of 5% or More, Address	Number of Shares and Nature of Ownership(2)	Percent of Class	Number of Shares and Nature of Ownership(2)	Percent of Class

Blue Raven Partners, L.P.(3) 1000 Alfred Nobel Drive Hercules, CA 94547	—	0.0%	4,060,054	83.7%

Private Capital Management, Inc.(4) 8889 Pelican Bay Boulevard Suite 500 Naples, FL 34108	1,482,374	7.3%	—	0.0%

Bernard A. Egan 1900 Old Dixie Highway Fort Pierce, FL 34946	1,351,963	6.6%	—	0.0%

David and Alice N. Schwartz(5)(6)(9) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	3,210,383	15.7%	4,522,682	87.4%

Norman Schwartz(5)(7)(8)(9) Bio-Rad Laboratories, Inc 1000 Alfred Nobel Drive Hercules, CA 94547	211,454	1.0%	4,098,098	84.1%

Steven Schwartz(5)(7)(10) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	164,998	0.8%	4,069,164	83.9%

James J. Bennett(9)	83,058	0.4%	47,454	1.0%

John Goetz(9)	43,944	0.2%	—	0.0%

Albert J. Hillman	8,908	0.0%	8,234	0.2%

Ruediger Naumann-Etienne	2,500	0.0%	100	0.0%

Philip L. Padou	—	0.0%	—	0.0%

Sanford S. Wadler(9)	55,412	0.3%	—	0.0%

All directors and executive officers as a group(9)(12 persons)	3,626,425	17.7%	4,616,514	88.9%

(l)	Excludes shares of Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven Partners 16.1%; Private Capital Management, Inc. 5.9%; Bernard A. Egan 5.3%; David and Alice N. Schwartz 30.2%; Norman Schwartz 17.0%; Steven Schwartz 16.7%; James J. Bennett 0.5%; John Goetz 0.2%; Albert J. Hillman 0.1%; Ruediger Naumann-Etienne 0.0%; Philip L. Padou 0.0%; Sanford S. Wadler 0.2%; and all directors and executive officers as a group 32.0%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

(2)	Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

(3)	David Schwartz, Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership (the “Partnership”), and, as such, share voting and dispositive power over the Class B Common Stock held by the Partnership.

(4)	Based solely on an amended Schedule 13G filed on February 19, 2003 with the Securities and Exchange Commission pursuant to Rules 13d-1(b) of the Exchange Act. Bruce S. Sherman is the Chief Executive Officer of Private Capital Management and Gregg J. Powers is the President of Private Capital Management. In these capacities, Messrs. Sherman and Powers exercise shared dispositive and shared voting power with respect to shares held by Private Capital Management’s clients and managed by Private Capital Management. Messrs. Sherman and Powers disclaim beneficial ownership for the shares held by Private Capital Management’s clients and disclaim the existence of a group.

(5)	Includes 4,060,054 shares of Class B Common Stock held by the Partnership.

(6)	David and Alice N. Schwartz each have a one-half community property interest in these shares. Includes 41,176 shares of Class B Common Stock held by DANSA Partners Limited, a California limited partnership, of which David and Alice N. Schwartz are general partners.

(7)	Norman Schwartz and Steven Schwartz are sons of David and Alice N. Schwartz.

(8)	Includes 9,110 shares owned by Norman Schwartz’s wife, as to which Norman Schwartz disclaims any beneficial ownership.

(9)	Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of March 4, 2003, under the Company’s employee stock purchase plan and stock option agreements, as follows: David Schwartz, 319,828 Class B shares; Norman Schwartz, 20,684 Class B shares; James J. Bennett, 16,624 Class A shares; John Goetz, 28,811 Class A shares; Sanford S. Wadler, 34,086 Class A shares; and all directors and officers as a group, 89,096 Class A shares and 340,512 Class B shares.

(10)	Includes 9,110 shares owned by Steven Schwartz’s wife, as to which Steven Schwartz disclaims any beneficial ownership.

I.    ELECTION OF DIRECTORS

The Board of Directors currently has seven members. The seven persons nominated are listed in the following table as the candidates nominated by management for the respective class of Common Stock indicated. All are currently directors of the Company with terms expiring as of the date of the annual meeting of stockholders or on election and qualification of their successors. David Schwartz and Alice N. Schwartz are husband and wife; Norman Schwartz is their son. No other family relationships exist among the Company’s current and nominated directors or executive officers. As husband and wife, David and Alice N. Schwartz share equally in all remuneration and other benefits accorded to either of them by the Company.

The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. It is the intention of the persons named in the Proxy to vote the shares subject to such Proxy for the election as directors of the persons listed in the following table. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed Proxy will, in their discretion, vote the shares subject to such Proxy for another person selected by them for director.

Name	Class of Common Stock to Elect	Age	Present Principal Employment and Prior Business Experience	Director Since

James J. Bennett	Class B	74	Retired from the Company as Chief Operating Officer and Executive Vice President effective January 1, 2003; Chief Operating Officer of the Company from 1993 through December 2002 and Executive Vice President of the Company from 1996 through December 2002; Vice President and Group Manager, Clinical Diagnostics of the Company from 1985 to 1993; Vice President and Chief Operating Officer of the Company from 1977 to 1985.	1977

Albert J. Hillman	Class A	71	Of Counsel to the law firm of Townsend and Townsend and Crew since 1995 and partner in the firm from 1965 to 1995, which firm serves as patent counsel for the Company.	1980

Ruediger Naumann-Etienne	Class B	56	Owner and Managing Director of Intertec Group (an investment company specializing in the medical technology field) since 1989; Chairman and Chief Executive Officer of Quinton Cardiology Systems (a medical equipment company) since 2000; Director of Varian Medical Systems; Chairman of OEC Medical Systems from 1993 to 1999 and CEO from 1995 to 1997; President and Chief Operating Officer of Diasonics (a medical equipment manufacturer) from 1987 to 1990.	2001

Philip L. Padou	Class A	68	Retired since 1991; Vice President and Chief Financial Officer of Ozier Perry and Associates (a risk assessment software and consulting company) from 1987 to 1991.	1980

Alice N. Schwartz	Class B	76	Retired since 1979; Research Associate, University of California, from 1972 to 1978.	1967

Name	Class of Common Stock to Elect	Age	Present Principal Employment and Prior Business Experience	Director Since

David Schwartz	Class B	79	Chairman of the Board of the Company since 1957; President and Chief Executive Officer of the Company from 1957 through December 2002.	1957

Norman Schwartz	Class B	53	President and Chief Executive Officer of the Company effective January 1, 2003; Vice President of the Company from 1989 through December 2002; Group Manager, Life Science of the Company from 1997 through December 2002; Group Manager, Clinical Diagnostics of the Company from 1993 to 1997.	1995

In January 1997, the Company entered into a non-competition and employment continuation agreement with James J. Bennett pursuant to which management of the Company agreed to nominate him as director for a period of three years following his resignation from his then present position of Chief Operating Officer and Executive Vice President. Mr. Bennett resigned from this position effective January 1, 2003. See “Executive Compensation and Other Information.”

In addition to James J. Bennett, David Schwartz and Norman Schwartz, the following persons were executive officers of the Company during all or part of 2002: John Goetz, Ronald W. Hutton, Christine Tsingos and Sanford S. Wadler. John Goetz (age 53) was appointed Vice President and Group Manager of the Clinical Diagnostics Group in 2000. Previously, he held various positions within Bio-Rad since joining the Company in 1974 including Plant Engineer, Manufacturing Manager, Division Manager of QSD and Operations Manager of the Diagnostics Group. Ronald W. Hutton (age 45) has been Treasurer of the Company since 1997. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997. Christine Tsingos (age 44) was appointed Chief Financial Officer in December 2002. Previously, she was the Chief Operating Officer and Chief Financial Officer at Attest Systems, Inc., a provider of information technology asset discovery and management tools, from August 2002 to November 2002. Prior to that, Ms. Tsingos was a consultant to Attest Systems, Inc. from October 2000 to July 2002. She currently is and has been a member of its board of directors since May 2001. She was the Chief Financial Officer at Tavolo, Inc., an online retailer of gourmet cookware and food, from November 1999 to September 2000, and she was Treasurer, and later Vice President and Treasurer, of Autodesk, Inc., a developer of design software, from May 1990 to November 1999. Sanford S. Wadler (age 56) has been General Counsel and Secretary since 1989 and was appointed Vice President in 1996. The Company’s executive officers also serve in various management capacities with wholly owned subsidiaries of Bio-Rad.

The Board of Directors recommends that you vote FOR the above-named director nominees for the class or classes of Common Stock that you hold.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or other committees performing similar functions. During 2002, the Board of Directors held a total of 11 meetings (including regularly scheduled and special meetings) and no director attended fewer than 75% of such meetings and meetings of any committee on which such director served.

Currently, the Audit Committee is composed of Albert J. Hillman, Ruediger Naumann-Etienne and Phillip L. Padou. All three committee members are “independent” directors, as determined in accordance with Rule 121(A) of the American Stock Exchange’s regulations. The Audit Committee recommends to the Board of Directors the firm to be employed by the Company as its independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s accounting policies and its system of internal accounting controls. The Audit Committee met five times in the year 2002. A more complete discussion is provided in the “Report of the Audit Committee of the Board of Directors” of this Proxy Statement.

The Compensation Committee, consisting of two non-employee directors, Albert J. Hillman and Philip L. Padou, met twice in 2002. The Compensation Committee reviews and approves the Company’s executive compensation policies. A more complete discussion is provided in the “Report of the Compensation Committee of the Board of Directors” of this Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In 2002, Townsend and Townsend and Crew, the patent law firm to which Albert J. Hillman is Of Counsel, rendered legal services to the Company. The Board of Directors has relied upon the Company’s General Counsel to determine that the services of Townsend and Townsend and Crew were provided on terms at least as fair to the Company as if they had been provided by a non-affiliate. The General Counsel is responsible for the management of all of the Company’s relationships with providers of legal services.

COMPENSATION OF DIRECTORS

Pursuant to the policy of the Board of Directors of Bio-Rad, directors who are not also employees of Bio-Rad are paid a fee of $1,600 per month plus $100 for any meetings in excess of sixteen per year for serving as directors. Audit Committee members are paid an additional $625 per month.

The Company has entered into an employment and non-compete agreement with James J. Bennett. See “Executive Compensation and Other Information—Other Executive Compensation.”

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following Summary Compensation Table presents compensation paid or accrued by the Company for services rendered during 2002, 2001 and 2000 by the CEO and the four other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”) whose total annual salary and bonus exceeded $100,000 in 2002.

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)			Long-Term Compensation(2)
Name and Principal Position	Year	Salary	Bonus	Shares Underlying Options	All Other Compensation(3)

David Schwartz	2002	$531,495	$317,526	65,240	$931,014	(4)
President, CEO and Chairman	2001	$528,835	$271,882	0	$591,967	(4)
	2000	$525,314	$260,825	74,000	$594,567	(4)

James J. Bennett	2002	$494,000	$311,220	15,000	$10,000
Executive Vice President and	2001	$494,000	$266,482	0	$8,500
Chief Operating Officer	2000	$473,889	$245,046	19,750	$8,500

Norman Schwartz	2002	$348,424	$166,175	10,000	$10,000
Vice President and Group Manager	2001	$316,252	$154,644	0	$8,500
	2000	$287,914	$94,625	12,500	$8,500

John Goetz	2002	$321,338	$189,388	10,000	$10,000
Vice President and Group Manager	2001	$300,190	$137,256	0	$8,500
	2000	$251,756	$129,019	11,590	$8,500

Sanford S. Wadler	2002	$295,532	$305,957	10,000	$10,000
Vice President, General Counsel and	2001	$295,218	0	0	$8,500
Secretary	2000	$315,512	$145,114	14,000	$8,500

(1)	All other annual compensation amounts not included elsewhere in this proxy statement for each of the Named Executive Officers were less than the amounts required for separate reporting and are included in salary. The Bonus amounts are payments made in 2001, 2002 and 2003 respectively, but which were earned in the immediately preceding year.
(2)	There have been no restricted stock awards or payouts under long-term incentive plans during the fiscal years reflected on this table.
(3)	Except as described in number (4) below, amounts reported are contributions made in 2001, 2002 and 2003 respectively, but which were earned in the immediately preceding year pursuant to the Employees’ Deferred Profit Sharing Retirement Plan. A more complete discussion is provided in the section titled “Profit Sharing Plan Contributions” of the “Report of the Compensation Committee of the Board of Directors” in this Proxy Statement.
(4)	In addition to profit sharing plan contributions as described in number (3) above, the Company is a party to a “split dollar” life insurance agreement with a trust established by David Schwartz and Alice Schwartz under which the trust is the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice Schwartz for which the Company pays the premiums. Upon the deaths of David Schwartz and Alice Schwartz prior to the termination of the agreement, a portion of the premiums previously advanced by the Company under the insurance policy will be repaid to the Company. A more complete discussion is provided in the section titled “President’s Compensation” of the “Report of the Compensation Committee of the Board of Directors” in this Proxy Statement.

OPTION GRANTS IN 2002

The following table presents certain information regarding stock options granted to the Named Executive Officers in 2002.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation of Option Term(2)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees In 2002	Exercise Price ($/Share)	Expiration Date
					Assumed Appreciation of 5%	Assumed Appreciation of 10%

Name

David Schwartz	10,390	2.74%	31.77	02/06/07	$52,809	$153,081
	54,850	14.45%	28.88	02/06/12	$996,212	$2,524,596

James J. Bennett	15,000	3.95%	28.61	02/06/12	$269,890	$683,955

Sanford S. Wadler	10,000	2.64%	28.61	02/06/12	$179,927	$455,969

Norman Schwartz	7,928	2.09%	31.77	02/06/07	$40,295	$116,807
	2,072.55%		28.88	02/06/12	$36,721	$93,917

John Goetz	10,000	2.64%	28.61	02/06/12	$179,927	$455,969

(1)	All stock options granted in 2002 are incentive stock options with the exception of non-qualified stock options for 54,850 shares granted to David Schwartz, 6,000 shares granted to James J. Bennett, 1,523 shares granted to John Goetz, 2,072 shares granted to Norman Schwartz and 2,076 shares granted to Sanford S. Wadler. The exercise prices are equal to at least 100% of the fair market value of the underlying securities at the time such options were granted. All shares subject to the above options are shares of Class A Common Stock with the exception of all of the options granted to David Schwartz and Norman Schwartz which were for shares of Class B Common Stock. With the exception of incentive stock options for 10,390 shares to David Schwartz and 7,928 shares to Norman Schwartz, all of these stock options have a term of ten years and become exercisable at a rate not greater than 20% per annum commencing one year after the date of grant. The incentive stock options for 10,390 shares to David Schwartz and 7,928 shares to Norman Schwartz have a term of five years and become exercisable at a rate not greater than 20% per annum commencing one year after the date of the grant. In 2002, options to purchase 116,240 shares were granted to all executive officers as a group, and options to purchase 263,260 shares were granted to all other employees.

(2)	Potential realizable value is based on an assumption that the stock price of the applicable class of Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the five year option term, in the case of the incentive stock options for 10,390 shares to David Schwartz and 7,928 shares to Norman Schwartz, and the ten year option term in the case of all other options. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price growth.

The following table presents the number of shares for which options were exercised in 2002, as well as the number of exercisable and unexercisable options held by the Named Executive Officers at December 31, 2002.

AGGREGATE OPTION EXERCISES IN 2002 AND

DECEMBER 31, 2002 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-The-Money Options at December 31, 2002(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David Schwartz	70,888	$1,298,108	268,536	158,490	$7,058,612	$3,230,947

James J. Bennett	44,616	$1,357,442	6,250	38,498	$174,688	$802,869

Sanford S. Wadler	6,700	$160,072	29,800	25,500	$813,580	$530,715

Norman Schwartz	7,500	$80,175	23,094	26,906	$617,390	$532,562

John Goetz	3,600	$124,236	24,342	22,838	$653,974	$457,468

(1)	The closing prices of Class A Common Stock and Class B Common Stock at December 31, 2002 were $38.70 and $39.33 per share, respectively.

Other Executive Compensation

In January 1997, the Company entered into a non-competition and employment continuation agreement with James J. Bennett, its then Executive Vice President and Chief Operating Officer and a Director of the Company. Mr. Bennett retired from his position as Executive Vice President and Chief Operating Officer effective January 1, 2003. Under the terms of this Agreement, Mr. Bennett has agreed not to compete with the Company for two years after the end of his employment with Bio-Rad. Management has agreed to nominate him as director for a period of three years following his resignation. Following his resignation, Mr. Bennett has agreed to continue to serve as an employee and perform mutually agreed tasks for six weeks in each twelve-month period for up to five years from his resignation. For those six weeks, he will be paid his weekly salary in effect at the time of his resignation plus $2,500 per week. For mutually agreed assignments extending beyond the six weeks, or if Mr. Bennett does not remain a director, his compensation would be at his weekly pay rate in effect at the time of his resignation. He will be entitled to exercise his stock options for a period of four years after the end of his employment with Bio-Rad.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of Albert J. Hillman and Philip L. Padou. The Company currently has no interlocking relationships with another entity involving any of its Compensation Committee members, and no executive officer of the Company serves on the Compensation Committee. James J. Bennett, David Schwartz and Norman Schwartz participate in general Board of Directors’ discussions of compensation, bonuses and stock options. David, Norman and Alice N. Schwartz were absent from and did not participate in the discussions or decisions concerning the President’s compensation.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee was formed in December 1993. The function of the Compensation Committee is to review and approve the compensation arrangements for the Company’s senior management and any compensation plans in which the executive officers and directors are eligible to participate. The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

Objectives and Overview

The overall objectives of the Company’s executive compensation programs are:

•	to attract, retain and motivate key executive talent;

•	to reward key executives based on business performance;

•	to align executive incentives with the interests of stockholders; and

•	to encourage the achievement of Company objectives.

Executive compensation consists of four components: 1) base salary; 2) annual and special incentive bonus payments; 3) long-term incentives in the form of stock options; and 4) contributions to the Company’s profit sharing plan. The Company strives to provide a competitive total compensation package to senior management based on professionally compiled surveys of broad groups of companies of comparable size within related industries.

Base Salary

Each year, the Company obtains studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for its senior managers. Within the comparative groups of companies surveyed, the Company sets executive base salaries and total compensation near and below the arithmetic mean of the surveys, respectively. Each executive’s base salary is determined by an assessment of the executive’s job description and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive’s performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year’s budget process. For 2002, the Company merit increase guideline was 4.25% and was based on the compensation surveys.

Incentive Bonus Payments

Executive officers of the Company, including the President, are eligible for an annual incentive bonus and special bonuses, determined as a percentage of the officers’ eligible wages. Annual bonuses are awarded to executive officers, including the President and other key employees of the Company and its operating units, who meet certain annual Company and operating unit goals, which are previously established by senior management. In 2002, the performance factors used in calculating bonuses included sales volume, direct contribution and inventory and/or receivable management turns, as measured against annual objectives. Performance goals have been established for the Company as a whole and for each operating unit. Bonuses are determined using these performance factors and comparisons to competitive industry standards. The bonus calculation is weighted between Company performance and operating unit performance according to the responsibilities of each executive. Incentive bonuses may be awarded in cash and/or stock.

Bonuses for performance in 2002 were awarded in March 2003 and ranged from 2.8% to 104.0% of base salaries. Bonuses for 2001 were awarded in March 2002 and ranged from 0.0% to 53.9% of base salaries.

Bonuses for 2000 were awarded in March 2001 and ranged from 0.9% to 51.8% of base salaries. Because bonuses are based on growth and profitability, trends in bonus awards generally track operating unit and Company performance. Special bonuses are awarded only on completion of specific projects or transactions.

Long-Term Incentives

The Company provides its executive officers and other key employees with long-term incentive compensation through the grant of stock options. The Company believes that stock options provide the Company’s key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with the Company for the long term because the options vest over a four or five-year period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of Bio-Rad Common Stock increases over time.

The Board of Directors has delegated certain responsibilities of administration of the Company’s stock option plans to the Stock Option Award Committee. The Stock Option Award Committee is composed of Albert J. Hillman and Philip L. Padou and is responsible for determining the timing and distribution of grants subject to the terms of the current option plans. The Stock Option Award Committee also determines the total number of shares granted and the allocation of shares to individual executive officers and key employees. Recommendations from senior management and other factors are considered including: the responsibility level, individual performance and contribution to the Company’s business of each officer and key employee. The option grants are submitted to the Board of Directors for ratification and the date of grant is the date of the Board of Directors meeting.

Profit Sharing Plan Contributions

The Company’s employees who are directors or officers are entitled to participate in the Bio-Rad Laboratories, Inc. Employees’ Deferred Profit Sharing Retirement Plan (“Profit Sharing Plan”) on the same basis as all other Company employees. The Profit Sharing Plan covers all full-time employees of the Company, or any of its participating subsidiaries, who have completed one year of service. Contributions to the Profit Sharing Plan are determined each year by the Board of Directors in its sole discretion and are allocated among each participant based on the ratio his or her compensation bears to the aggregate compensation of all participants. For 2002, the Board of Directors approved a contribution of 5% of eligible compensation. Participants are vested 100% after five years of service, but funds are not distributed until retirement, termination of employment with the Company or as required by regulation or law.

President’s Compensation

For 2002, the Compensation Committee was primarily responsible for determining and approving the President’s compensation. The President’s compensation was compared with compensation of other CEOs in the above-mentioned surveys and proxy statements for comparable companies. David Schwartz’s salary is typically set within the mid-range of CEO’s salaries surveyed for comparable companies. There was no change to Mr. Schwartz’s salary in 2000, 2001 or 2002.

The President’s annual bonus is based on the achievement of the Company’s financial goals. The same performance criteria are used to calculate his annual bonus as those established for other eligible executive officers. These criteria are discussed above under Incentive Bonus Payments. A bonus was paid in 2003 based on performance against previously established growth and profitability targets for 2002.

In addition, in 2002, Mr. Schwartz received “split dollar” life insurance benefits from the Company. The Board of Directors of the Company has determined that in the event of the demise of David Schwartz and Alice Schwartz, their heirs might be required to sell a significant amount of their holdings in the Company in order to satisfy estate taxes. As the Board believes that such event might result in a major disruption in the trading of the stock, it has determined that it is in the best interest of all shareholders to procure a life insurance policy that would provide proceeds to the heirs for the payment of such taxes. The Company is a party to a “split dollar” life insurance agreement with a trust established by David Schwartz and Alice Schwartz for their heirs under which the trust is the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice Schwartz for which the Company pays the premiums. Upon the death of each of David Schwartz and Alice Schwartz prior to the termination of the agreement, a portion of the premiums previously advanced by the Company under the insurance policy will be repaid to the Company. Included in the compensation amounts shown for David Schwartz in fiscal year 2002 is $933,814, representing the premium payment by the Company in such year.

To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax consequences to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

THE COMPENSATION COMMITTEE

Albert J. Hillman

Philip L. Padou

The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our audit committee was established on September 24, 1992, and adopted its audit committee charter on June 7, 2000. During fiscal 2002, the audit committee of the Board of Directors was comprised of Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou who were “independent” directors, as determined in accordance with Section 121(A) of the American Stock Exchange’s regulations. Albert J. Hillman and Ruediger Naumann-Etienne joined the Audit Committee in October 2001; Philip L. Padou joined the Audit Committee in September 1992.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2002.

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements with management;

•	discussed with Deloitte & Touche LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

•	discussed with Deloitte & Touche LLP its independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Audit Fees:    The aggregate fees billed for professional services rendered by the Company’s current independent auditors, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) in connection with their audit of the Company’s annual consolidated financial statements for the fiscal year ended December 31, 2002 and the reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Forms 10-Q for that fiscal year were approximately $800,000.

Financial Information Systems Design and Implementation Fees:    The aggregate fees billed for services rendered by Deloitte & Touche for the fiscal year ended December 31, 2002, and paid by the Company to its principal accountants, for professional services rendered in connection with consultation related to the Company’s software system supporting the data underlying the Company’s financial statements, or generating information that is significant to such statements, taken as a whole, were approximately $19,500. These services were performed prior to the retention of Deloitte & Touche as the Company’s independent auditors.

All Other Fees:    The aggregate fees billed for services rendered by Deloitte & Touche, other than described above, for the fiscal year ended December 31, 2002 were approximately $423,300 and can be subcategorized as the aggregate fees for attestation services for the statutory audits of international subsidiaries’ fiscal year 2002 financial statements (approximately $328,000) and tax planning and international tax compliance (approximately $95,300).

The Company’s audit committee has considered whether the provision of services described above under the captions “Audit Fees” and “Financial Information Systems Design and Implementation Fees” are compatible with maintaining the principal accountant’s independence, and has determined that the provision of such services to the Company does not compromise the principal accountant’s independence.

Change of Independent Public Accountants in 2002:    On July 8, 2002, the Company’s Board of Directors adopted the recommendation of its audit committee that Arthur Andersen LLP be dismissed as the Company’s independent auditors and that Deloitte & Touche LLP be retained as the Company’s new independent auditors. Andersen’s reports on the Company’s financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and 2001 and through July 8, 2002 there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on the Company’s consolidated statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

THE AUDIT COMMITTEE

Albert J. Hillman

Ruediger Naumann-Etienne

Philip L. Padou

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative stockholder returns over the past five years for the Company’s Class A Common Stock, the American Stock Exchange Market Value Index and a selected peer group, assuming $100 invested on December 31, 1997, and reinvestment of dividends:

(1)	The peer group consists of the following public companies: Beckman Coulter; Becton Dickinson; Diagnostic Products; Invitrogen; Meridian Bioscience; Millipore; and PerkinElmer Inc. (note: Invitrogen investment begins on December 31, 1999). Companies in the peer group reflect Bio-Rad’s participation in two different markets: life science research products and clinical diagnostics. No single public or private company has a comparable mix of products which serve the same markets. In many cases, only one division of a peer group company competes in the same markets as Bio-Rad. Collectively, the peer group reflects products and markets similar to those of Bio-Rad.

This stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities (“Insiders”), to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports which they file.

To the Company’s knowledge, based solely upon its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required, during the fiscal year ended December 31, 2002 all Section 16(a) filing requirements applicable to Insiders were complied with, with the following exceptions: (i) a Form 4 filing for James J. Bennett was delayed; (ii) the Form 5 filing for 2002 for John Goetz was delayed; and (iii) the Form 3 filing for Bradford Crutchfield was delayed.

II.    RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Deloitte and Touche LLP, independent public accountants, to serve as Bio-Rad’s auditors for the fiscal year ending December 31, 2003. A representative of Deloitte and Touche LLP is expected to be present at the annual meeting of stockholders to make a statement if he or she desires to do so and to respond to appropriate questions.

Although it is not required to do so, Bio-Rad wishes to provide stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly is submitting a proposal to ratify the selection of Deloitte and Touche LLP. If the stockholders should fail to ratify this proposal, the Board of Directors will consider the selection of another auditing firm.

The Board of Directors recommends that you vote FOR ratification of Deloitte and Touche LLP to serve as the Company’s auditors for the fiscal year ending December 31, 2003.

III.    APPROVAL OF THE 2003 STOCK OPTION PLAN

OF BIO-RAD LABORATORIES, INC.

The 2003 Stock Option Plan of Bio-Rad Laboratories, Inc. (the “Plan”) was adopted by the Board of Directors on March 19, 2003. Our stockholders are being asked to approve the Plan, copies of which will be available at the annual meeting of stockholders and may also be obtained by making written request of our corporate Secretary.

Set forth below is a description of the essential features of the Plan which will be in effect if the Plan is approved by the stockholders. This information does not purport to be a complete description of all the provisions of the Plan and is qualified in its entirety by reference to the provisions of the Plan.

Description of the Plan

General

The Plan authorizes the grant to employees of incentive stock options and non-qualified stock options. Incentive stock options are intended to be “incentive stock options,” as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and to promote the success of our business.

Options Granted and Share Reserve

A total of 1,675,000 shares have been reserved for issuance pursuant to the Plan. Shares that may be issued pursuant to the Plan are shares of either Class A or Class B Common Stock.

Shares subject to expired or canceled options will be available for future grant or sale under the Plan. No shares may be optioned, granted or awarded under the Plan, however, if such action would cause an incentive stock option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

Administration

The Plan will be administered by the compensation committee of the Board of Directors. The Company will pay all costs of administering the Plan.

Eligibility

The Plan authorizes the grant to employees of incentive stock options and non-qualified stock options. The administrator determines which of the employees will be granted options. No person is entitled to participate in the Plan as a matter of right. Only those employees who are selected to receive grants by the administrator may participate in the Plan. No person will be granted options to purchase more than 225,000 shares of Common Stock in any calendar year under the Plan. In addition, to the extent that an optionee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all of our plans and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, such excess options shall be treated as non-qualified stock options.

Terms and Vesting of Options

The administrator determines:

•	the number of shares subject to option grants;

•	whether the option grants are “incentive stock options” or “non-qualified stock options;” and

•	the terms and conditions of the option grants.

The administrator may not grant an incentive stock option under the Plan to any person who owns more than 10% of the total combined voting power of all classes of our stock (a “10% Owner”) unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only employees may be granted incentive stock options under the Plan.

The term of an option is set by the administrator. In the case of an incentive stock option, the term of the option may not be longer than 10 years from the date the incentive stock option is granted, or if granted to a 10% Owner, five years from the date of the grant. Except as limited by the requirements of Section 422 of the Code, the administrator may extend the term of any outstanding option in connection with any termination of employment of an optionee by up to four (4) years, or amend any other term or condition of the outstanding option relating to the termination of an optionee.

An option is exercisable when it “vests.” Each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the administrator may accelerate the period during which an option vests. No portion of an option which is unexercisable at an optionee’s termination of employment will subsequently become exercisable, except as may be otherwise provided by the administrator either in the agreement relating to the stock option or by action following the grant of the option.

Exercise Price

The exercise price for the shares of Common Stock subject to each option will be specified in each option agreement. The administrator sets the exercise price at the time the option is granted. In certain instances, the exercise price is also subject to additional rules as follows:

•	In the case of incentive stock options, the exercise price may not be less than the fair market value of the shares of Common Stock subject to such option on the date the option is granted.

•	In the case of incentive stock options granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of the shares of Common Stock subject to such option on the date the option is granted.

For purposes of the Plan, the fair market value of a share of our Common Stock as of a given date will be determined by the closing sales price for our Common Stock as quoted on any established stock exchange or market, or in the absence of such markets for our Common Stock, in good faith by our Board of Directors.

Exercisability

The compensation committee determines when options become exercisable, including any restrictions or limitations such as those based on continued employment.

An option may be exercised by delivering to our corporate Secretary a written notice of exercise on a form provided by us, together with full cash payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price.

Adjustment Upon Changes in Capitalization or Merger

The administrator will appropriately adjust:

•	the aggregate number of shares of Common Stock subject to the Plan;

•	the number of shares of Common Stock subject to outstanding options; and

•	the grant or exercise price of outstanding options;

if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of Common Stock.

Change of Control

In the event of

•	any direct or indirect acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer for our securities;

•	any merger or consolidation with any other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent more than fifty percent (50%) of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or consolidation; or

•	the sale or disposition by us of all or substantially all of our assets.

then all outstanding options under the Plan will become fully vested and exercisable immediately prior to the effective date of the change in control.

Transferability

An optionee cannot assign or transfer any option granted under the Plan, except by will or the laws of descent and distribution or, subject to the consent of the administrator, pursuant to a domestic relations order. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

Amendment and Termination of the Plan

The Board of Directors may not, without stockholder approval given within 12 months before or after such action:

•	amend the Plan so as to increase the number of shares of stock that may be issued under the Plan; or

•	extend the term of the Plan.

If not terminated earlier, the Plan will terminate on March 19, 2013. The Board of Directors may terminate the Plan at any time with respect to any shares not then subject to an option under the Plan. Except as indicated above, the Board of Directors may also modify the Plan from time to time.

New Plan Benefits.

As March 4, 2003, no options have been granted under the Plan and all shares remain available for future grants. Because awards will be authorized by the compensation committee of the Board of Directors in its discretion, the benefits or amounts to be received under the Plan by any particular employee or group of employees are not presently determinable.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2002, with respect to the aggregate shares of Class A Common Stock and Class B Common Stock authorized for issuance under the Company’s equity compensation plans. The term “equity compensation plan” as used in the following table refers to compensation plans and individual compensation arrangements of the Company, its subsidiaries and its affiliates under which equity securities of the Company are authorized for issuance to employees (including officers and directors who are also employees), excluding all compensation plans and arrangements which are intended to meet the qualification requirements under Section 401(a) the Internal Revenue Code.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	1,591,832	$15.84	1,472,880	(2)
Equity compensation plans not approved by security holders	—	—	—

Total	1,591,832	$15.84	1,472,880

(1)	Consists of the Bio-Rad Laboratories, Inc. 1994 Stock Option Plan and the Bio-Rad Laboratories, Inc. Employee Stock Purchase Plan.
(2)	Consists of 1,132,327 shares available for issuance under the Bio-Rad Laboratories, Inc. 1994 Stock Option Plan and 340,553 shares available for issuance under the Bio-Rad Laboratories, Inc. Employee Stock Purchase Plan.

Federal Income Tax Consequences

The following discussion is a general summary of U.S. federal income tax consequences to U.S. participants in the Plan. The summary does not discuss all aspects of federal income taxation that may be relevant to a participant in light of such participant’s personal circumstances, nor does it describe non-U.S., state or other tax consequences. Accordingly, holders should not rely on this summary for individual tax advice. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as non-U.S., state and any other tax advice.

Nonqualified Stock Options.    The grant of a nonqualified stock option is generally not a taxable event either for the optionee or for us. Upon the exercise of a nonqualified stock option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired upon exercise, determined at the date of exercise, over the exercise price of such option (the “Spread”). Subject to Section 162(m) of the Code, we will be entitled to a deduction in the same amount. The ordinary income recognized by the optionee is subject to income and employment tax withholding. The optionee’s tax basis in the shares acquired pursuant to the exercise of a nonqualified stock option will be equal to the exercise price plus the amount of ordinary income recognized upon exercise. Any gain or loss on a subsequent disposition of the Common Stock will be treated as short-term or long-term capital gain or loss, depending on the holding period of the optionee measured from the date of the exercise of such option. There are generally no federal income tax consequences to us by reason of such subsequent disposition of Common Stock.

Incentive Stock Options.    Generally, an optionee recognizes no taxable income upon the grant or exercise of an incentive stock option that meets the requirements of Code Section 422. However, the spread is taken into the account in determining the amount, if any, of the alternative minimum tax due from the optionee in the year in which the option is exercised.

If an optionee holds the Common Stock acquired through the exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year from the date on which the option was exercised, any gain or loss on the subsequent disposition of such Common Stock will be taxed as long-term capital gain or loss equal to the difference between consideration received upon such disposition and the option exercise price.

Generally, if an optionee disposes of the Common Stock received on exercise of an incentive stock option less than two years after the date the option was granted or less than one year after the date the option was exercised, it is considered to be a “disqualifying disposition.” At the time of such disqualifying disposition, the optionee will recognize ordinary income in the amount equal to the lesser of (i) the Spread; or (ii) the amount received for the Common Stock over the option exercise price. Any gain in excess of this amount will be taxed as capital gain. To the extent that an optionee recognizes ordinary income by reason of a disqualifying disposition of Common Stock acquired upon the exercise of any incentive stock option, we generally will be entitled to a corresponding deduction in the same amount.

Section 162(m) Limitation.    In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

The Board of Directors recommends that you vote FOR the proposal to approve the Plan.

IV.    OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, the shares represented by Proxies will be voted in accordance with the judgment of the persons named in such Proxies.

The annual report of the Company for the year ended December 31, 2002, including financial statements, has been mailed, or is being mailed concurrently with this Proxy Statement, to all stockholders of the Company as of the record date for the annual meeting.

Stockholders of record on March 4, 2003 may obtain copies without charge of the Company’s annual report on Form 10-K (excluding exhibits) filed with the SEC by contacting:

Bio-Rad Laboratories, Inc.

Attn: Corporate Secretary

1000 Alfred Nobel Drive

Hercules, CA 94547

http://www.bio-rad.com

STOCKHOLDER PROPOSALS

If you want the Company to consider including a proposal in next year’s proxy statement, you must deliver it in writing to Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, Attention: Secretary, no later than December 4, 2003.

If you want to present a proposal at next year’s annual meeting but do not wish to have it included in the Company’s proxy statement, you must submit it in writing to the Company at the above address by February 18, 2004.

By order of the Board of Directors

BIO-RAD LABORATORIES, INC.

SANFORD S. WADLER, Secretary

Hercules, California

April 3, 2003

21

APPENDIX A

THE 2003 STOCK OPTION PLAN

OF

BIO-RAD LABORATORIES, INC.

               Bio-Rad Laboratories, Inc., a Delaware corporation, has adopted The 2003 Stock Option Plan of Bio-Rad Laboratories, Inc. (the “Plan”), effective April 29, 2003, for the benefit of its eligible Employees.

               The purposes of the Plan are as follows:

               (1)     To provide an additional incentive for Employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

               (2)     To enable the Company and its Subsidiaries to obtain and retain the services of Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.
DEFINITIONS

               1.1 General.  Whenever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

               1.2 Administrator.  “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein.

               1.3 Board.  “Board” shall mean the Board of Directors of the Company.

               1.4 Change in Control.  “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

        (a)     any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company;

        (b)     a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(c) the sale or disposition by the Company of all or substantially all of the Company’s assets.

               1.5 Code.  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

               1.6 Committee.  “Committee” shall have the meaning ascribed to it in Section 7.1.

               1.7 Common Stock.  “Common Stock” shall mean the Class A or Class B Common Stock of the Company, par value $0.0001 per share.

               1.8 Company.  “Company” shall mean Bio-Rad Laboratories, Inc., a Delaware corporation.

               1.9 DRO.  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

               1.10 Employee.  “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or any Subsidiary.

               1.11 Exchange Act.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

               1.12 Fair Market Value.  “Fair Market Value” shall mean, as of any date, the value of the Common Stock determined as follows:

        (a)     If the Common Stock is listed on any established stock exchange or traded on The Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the average of the closing bid and ask, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported by The Nasdaq Stock Market or such other source as the Board deems reliable.

(b) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

               1.13 Holder.  “Holder” shall mean a person who has been granted an Option.

               1.14 Incentive Stock Option.  “Incentive Stock Option” shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

               1.15 Non-Qualified Stock Option.  “Non-Qualified Stock Option” shall mean an Option not intended to qualify or not designated by the Administrator as an Incentive Stock Option.

               1.16 Option.  “Option” shall mean a stock option granted under Article IV of the Plan.  An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option.

               1.17 Option Agreement.  “Option Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Option, as the Administrator shall determine, consistent with the Plan.

               1.18 Option Limit.  “Option Limit” shall mean two hundred twenty-five thousand (225,000) shares of Common Stock, as adjusted pursuant to Section 8.3 of the Plan.

               1.19 Performance Criteria.  “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of Common Stock and (k) earnings before any one or more of the following items:  interest, taxes, depreciation or amortization.

               1.20 Plan.  “Plan” shall mean The 2003 Stock Option Plan of Bio-Rad Laboratories, Inc.

               1.21 Rule 16b-3.  “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

               1.22 Section 162(m) Employee.  “Section 162(m) Employee” shall mean any Employee designated by the Administrator as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

               1.23 Securities Act.  “Securities Act” shall mean the Securities Act of 1933, as amended.

               1.24 Subsidiary.  “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  Subsidiary shall also mean any partnership, limited liability company or any equivalent foreign entity under applicable foreign laws in which the Company or any subsidiary owns more than 50% of the capital or profits interests.

               1.25 Substitute Option.  “Substitute Option” shall mean an Option granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by another company or entity, in connection with a corporate or similar transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Option” be construed to refer to an option granted in connection with the cancellation and repricing of an Option.

               1.26 Termination of Employment.  “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), and (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship.  The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.
SHARES SUBJECT TO PLAN

               2.1 Shares Subject to Plan.

     (a)     The shares of stock subject to Options shall be Common Stock, subject to Section 8.3 of the Plan.  The aggregate number of such shares which may be issued upon exercise of such Options under the Plan shall not exceed One Million Six Hundred Seventy Five Thousand Shares (1,675,000).  The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

      (b)     The maximum number of shares of Common Stock which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Option Limit.   To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Option Limit.

               2.2 Add-Back of Options.  If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares of Common Stock subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.  Furthermore, any shares subject to Options which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.  Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded hereunder if such action would cause an Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

ARTICLE III.
GRANTING OF OPTIONS

               3.1 Option Agreement.  Each Option shall be evidenced by an Option Agreement.  Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.  Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

               3.2 Provisions Applicable to Section 162(m) Employees.

(a) The Committee, in its discretion, may determine whether an Option is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b)     Notwithstanding anything in the Plan to the contrary, the Committee may grant any Option to a Section 162(m) Employee, the restrictions to which lapse upon the obtainment of performance goals which are related to one or more of the Performance Criteria, that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

     (c)     To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Option granted under Article VII which may be granted to one or more Section 162(m) Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Options, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Options, as applicable, to be earned by each Section 162(m) Employee for such fiscal year or other designated fiscal period or period of service.  Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service.  In determining the amount earned by a Section 162(m) Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     (d)     Furthermore, notwithstanding any other provision of the Plan, any Option which is granted to a Section 162(m) Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan and such Options shall be deemed amended to the extent necessary to conform to such requirements.

               3.3 Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

               3.4 At-Will Employment.  Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Holder any right to continue in the employ of  the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

               3.5 Participants in Foreign Countries.  The Board, or such officers of the Company as have been delegated proper authority by the Board, may at any time adopt, amend or delete such modifications, procedures, appendices and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Subsidiary may operate to assure the viability of Options granted under the Plan in such countries and to meet the objectives of the Plan.  Any such modifications, procedures, appendices or subplans shall be and hereby are incorporated in their entirety into the Plan and, with regard to the subject matter thereof, shall supersede inconsistent provisions of the Plan.

ARTICLE IV.
GRANTING OF OPTIONS

               4.1 Eligibility.  Any Employee selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.  All grants shall be made at the discretion of the Committee or the Board, as the case may be, and no person shall be entitled to a grant of an Option as a matter of right.

               4.2 Disqualification for Stock Ownership.  No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

               4.3 Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee.

               4.4 Granting of Options.

(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Select from among the Employees (including Employees who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Option Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Employees;

          (iii)     Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

          (iv)     Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (v)     Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Committee shall authorize one or more of the officers of the Company to prepare, execute and deliver the Option Agreement with respect to such Option.

          (vi)     Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

               4.5 Options in Lieu of Cash Compensation.  Options may be granted under the Plan to Employees in lieu of cash bonuses which would otherwise be payable to such Employees pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.
TERMS OF OPTIONS

               5.1 Option Price.  The price per share of the shares of Common Stock subject to each Option granted to Employees shall be set by the Committee at the time the Option is granted; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

               5.2 Option Term.  The term of an Option granted to an Employee shall be set by the Committee in its absolute discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted; and, provided, further, that, in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).  Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Holder by up to four (4) years, or amend any other term or condition of such Option relating to such a termination.

               5.3 Option Vesting.

        (a)     The period during which the right to exercise, in whole or in part, an Option granted to an Employee vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted.  At any time after grant of an Option, the Committee may, in its absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee vests and becomes exercisable.

(b) No portion of an Option granted to an Employee which is unexercisable at Termination of Employment shall thereafter become exercisable,

except as may be otherwise provided by the Committee either in the Option Agreement or by action of the Committee following the grant of the Option.

        (c)     To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company), exceeds $100,000, such Options or other options shall be treated as non-qualified stock options to the extent required by Section 422 of the Code.  The rule set forth in the preceding sentence shall be applied by taking Options or other options into account in the order in which they were granted.  For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option or other options with respect to such stock is granted.

               5.4 Substitute Options.  Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Option, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) the aggregate Fair Market Value (as of the date such Substitute Option is granted) of the shares subject to the Substitute Option; over

(b) the aggregate exercise price thereof; does not exceed the excess of;

        (c)     the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Option, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) the aggregate exercise price of such shares.

               5.5 Restrictions on Common Stock.  The Administrator may, in its sole discretion, provide under the terms of an Option that shares of Common Stock purchased upon exercise of such Option shall be subject to repurchase from the Holder by the Company, or shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company and the Subsidiaries, Company performance and individual performance; provided, however, that, by action taken after the Common Stock is purchased upon exercise of the Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, terminate the Company’s repurchase right or remove any or all of the restrictions imposed by the terms of the Option Agreement.  The Company’s right to repurchase the Common Stock from the Holder then subject to the right shall provide that immediately upon a Termination of Employment and for such period as the Administrator shall determine, the Company shall have the right to purchase the Common Stock at a price per share equal to the price paid by the Holder for such Common Stock, or such other price as is determined by the Administrator; provided, however, that, in the event of a Change in Control, such right of repurchase shall terminate immediately prior to the effective date of such Change in Control.  Shares of Common Stock purchased upon the exercise of an Option may not be sold, transferred or encumbered until any repurchase right and any and all restrictions are terminated or expire.  The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing such shares of Common Stock until the repurchase right and any and all of the restrictions imposed under the Option Agreement with respect to the shares evidenced by such certificate terminate, expire or shall have been removed.  In order to enforce the restrictions imposed upon shares of Common Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Common Stock that are still subject to any repurchase right or restrictions under Option Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.  If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Common Stock as of the date of transfer of the Common Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VI.
EXERCISE OF OPTIONS

               6.1 Partial Exercise.  An exercisable Option may be exercised in whole or in part.  However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

               6.2 Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

        (a)     A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

        (b)     Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.  The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

        (c)     In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment (or cash equivalent) to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised.

               6.3 Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        (b)     The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

               6.4 Rights as Stockholders.  Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

               6.5 Ownership and Transfer Restrictions.  The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate.  Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.  The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

               6.6 Additional Limitations on Exercise of Options.  Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.
ADMINISTRATION

               7.1 Committee.  The Committee shall be the Compensation Committee of the Board, unless the Board specifically assumes the functions of the Committee or appoints another committee to assume such functions.

               7.2 Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan and the Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Option Agreement provided that the rights or obligations of the Holder of the Option that is the subject of any such Option Agreement are not affected adversely.  Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.  In its absolute discretion, the Board may at any time and from time to time assume any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

               7.3 Majority Rule; Unanimous Written Consent.  The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

               7.4 Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board.  All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company.  The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons.  The Committee, the Company and the Company’s officers and members of the Board shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons.  No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE VIII.
MISCELLANEOUS PROVISIONS

               8.1 Not Transferable.  No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed.  No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

               During the lifetime of the Holder, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO.  After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

               Notwithstanding the foregoing provisions of this Section 8.1, the Administrator, in its sole discretion, may determine to grant a Non-Qualified Stock Option which, by its terms as set forth in the applicable Option Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions:  (a) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (b) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (c) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to:  (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.  For purposes of this Section, “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) owns more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

               8.2 Amendment, Suspension or Termination of the Plan.

        (a)     Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board.  However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan.

        (b)     No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides.

        (c)     No Options may be granted during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after the first to occur of the following events:

(i) The expiration of ten years from the date the Plan is adopted by the Board; or

(ii) The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 8.5.

               8.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

        (a)     Subject to Section 8.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

          (i)     the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Option Limit);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options; and

(iii) the grant or the exercise price with respect to any Option.

        (b)     Subject to Section 8.3(d), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event (any such action applied to Employees and former Employees to be applied uniformly) and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i)     to provide for either the cancellation of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Holder’s rights had such Option been currently exercisable or payable or fully vested, or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion;

(ii) to provide that the Option cannot vest, be exercised or become payable after such event;

(iii) to provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Option;

          (iv)     to provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (v)     to make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

          (vi)     to provide that, for a specified period of time prior to such event, the restrictions imposed under an Option Agreement upon some or all shares of Common Stock may be terminated and some or all shares of such Common Stock may cease to be subject to repurchase after such event.

        (c)     Subject to Sections 8.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, Option Agreement or certificate, as it may deem equitable and in the best interests of the Company.

        (d)     With respect to Options which are granted to Section 162(m) Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto.  No adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code.  Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Option is not to comply with such exemptive conditions.  The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

        (e)     The existence of the Plan, any Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

               8.4 Change in Control.  Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Option shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

               8.5 Approval of Plan by Stockholders.  The Plan shall be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan.  Options may be granted prior to such stockholder approval;

provided, however, that such Options shall not be exercisable nor shall such Options vest prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

               8.6 Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option.

               8.7 Forfeiture Provisions.  Subject to the limitations of applicable law, pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall have the right to provide, in the terms of Options made under the Plan, or to require a Holder to agree by separate written instrument, that if (a)(i) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (ii) the Holder incurs a Termination of Employment for cause, then (b) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any exercise of the Option, or upon the receipt or resale of any Common Stock underlying any Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited.

               8.8 Effect of Plan upon Options and Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary.  Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

               8.9 Compliance with Laws.  The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

               8.10 Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the

Company’s counsel to be necessary to the lawful issuance and sale of share of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

               8.11 Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

               8.12 Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

               8.13 Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

*  *  *

               I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Bio-Rad Laboratories, Inc. on March 19, 2003.

               Executed on this ____ day of _______________, 2003.

Sanford S. Wadler Secretary

*  *  *

               I hereby certify that the foregoing Plan was duly approved by the stockholders of Bio-Rad Laboratories, Inc. on April 29, 2003.

               Executed on this ____ day of _______________, 2003.

Sanford S. Wadler Secretary

BIO-RAD LABORATORIES, INC.
2003 STOCK OPTION PLAN

APPENDIX
FOR GERMANY

               1.     Application.  This Appendix shall apply only in relation to Options granted to eligible Employees residing and providing services in Germany.

               2.     Definitions.  Unless otherwise defined herein, definitions as set out in Article I of the Plan are applicable to this Appendix.

               3.     Eligible Employees.  The Committee’s discretion with respect to Section 4.4(a)(i) of the Plan will be exercised in a way complying with German law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungsgrundsatz) and with the prohibition of discrimination (Diskriminierungsverbot).

               4.     Ex-gratia Benefit.  The grant of an Option is an ex-gratia benefit (freiwillige Leistung).  It is granted without any obligation; and even repeated granting will not create such obligation.

               5.     Adjustments upon Changes in Capitalization, Merger or Asset Sale.  The Committee’s discretion with respect to any adjustments pursuant to Section 8.3(a) will be exercised taking into fair consideration the circumstances why such adjustment is deemed appropriate.

               6.     Administrator’s Decisions.  The decisions of the Committee in connection with any interpretation of the Plan or in any dispute relating to an Option or other matters relating to the Plan shall be final and conclusive and binding on the relevant parties. It may only be revised by competent courts.

               7.      Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of the laws of Germany may be applied.

BIO-RAD LABORATORIES, INC.
2003 STOCK OPTION PLAN

APPENDIX
FOR UNITED KINGDOM

               1.     Application.  This Appendix shall apply only in relation to Options granted to eligible Employees residing and providing services in the United Kingdom.

               2.     Definitions.  Definitions as set out in Article I of the Plan are applicable to this Appendix.

               3.     Taxes/Withholding.  Each optionee shall be liable for the Company’s or any Subsidiary’s United Kingdom National Insurance Contribution in respect of the grant, exercise, release or assignment of any Option or the acquisition, sale or other disposition of any Stock issued upon exercise of an Option and the Company or any Subsidiary may require, as a condition of exercise, that any liability it has to account for United Kingdom income tax under the Pay As You Earn system and employer or employee National Insurance Contributions or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an option be satisfied by (in addition to the Company’s or Subsidiary’s right to withhold from any compensation paid or payable to the optionee an amount sufficient to satisfy such withholding obligations;) the optionee’s tender of a cash payment in the minimum amount sufficient to satisfy such withholding obligations;.

               4.      Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of United Kingdom law may be applied.

BIO-RAD LABORATORIES, INC.
2003 STOCK OPTION PLAN

APPENDIX
FOR ITALY

               1.     Application.  This Appendix shall apply only in relation to Options granted to eligible Employees residing and providing services in Italy.

               2.     Definitions.  Unless otherwise defined herein, definitions as set out in Article I of the Plan are applicable to this Appendix.

               3.     Ownership Limitation.  Options may be granted to purchase an aggregate of shares, including any shares already held, owned or possessed by each optionee, not exceeding more than 10% of the voting rights in the ordinary shareholders’ meeting of the Company or more than 10% of the capital or equity of the Company.

               If an Optionee shall acquire after the date of grant of an Option a number of shares that, if added to the number of shares under Option, would exceed more than 10% of the voting rights in the ordinary shareholders’ meeting of the Company or more than 10% of the capital or equity of the Company, he or she shall immediately inform the Company, and the portion of his or her Option in excess of such limits shall not be exercisable. In case of breach of this obligation by the Optionee, he or she shall keep the Company and any Subsidiary harmless and indemnified from any possible cost incurred as a consequence of the exercise of the portion of Option exceeding the above referred limits.

               4.     Exercise Price.  The exercise price per share of Stock shall be not less than the higher of the following amounts:

        (a)     the average of the official stock exchange closing prices of the shares of the class of Stock to which the Option relates, as resulting on each day in which the shares are traded on the market in the period starting from the Date of Grant until the same calendar day of the previous month;

        (b)     the average of the official stock exchange closing prices of the shares of the class of Stock to which the Option relates, as resulting on each day in which the shares are traded on the market in the period starting from the day before the date of grant until the same calendar day of the previous month;

(c) the nominal value of the shares of the class of Stock to which the Option relates.

               5.     Consequences of Exercise.  Any possible positive difference between the exercise price per share of Stock paid upon the exercise of the Option and the fair market price of those shares at that moment and, in general, any and all benefits granted to any optionee pursuant to the Plan and this Appendix:

        (a)     shall be deemed as an extraordinary payment and may not, in any way, be considered as a part of the normal remuneration of any optionee. In particular, the above mentioned positive difference in value shall be considered as already including the relevant incidence on the direct or indirect income institutions regulated by the collective and individual economic agreements in force from time to time such as, by way of example, the tredicesima and quattordicesima monthly installments and by the law such as, by way of example, the severance allowance – TFR, the untaken holidays indemnity and the indemnity in lieu of notice and shall not, therefore, have any further impact on the calculation of the same;

(b) shall not confer upon any optionee any right to be granted any similar or additional benefits, within the scope of the Plan and this Appendix or otherwise;

(c) shall not confer upon any optionee, at the expiry of the Plan, any right to participate in any other stock option or incentive plan, or to be paid any further remuneration in kind.

               6.      Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of the laws of Italy may be applied.

BIO-RAD LABORATORIES, INC.
2003 STOCK OPTION PLAN

APPENDIX
FOR FRANCE

               1.     Application.  This Appendix shall apply only in relation to Options granted to eligible Employees residing and providing services in France.

               2.     Definitions.  Unless otherwise defined herein, definitions as set out in Article I of the Plan are applicable to this Appendix.

               3.     Specific Conditions Applying to Options Granted to Eligible Employees under this Appendix.

        (a)     Options may only be granted to eligible Employees employed under the terms of a written or oral employment agreement and who do not own, as of the date of Option grant, shares of Stock representing more than 10% of the issued share capital of the Company.

        (b)     If the Stock is listed on any established stock exchange or a national market system, Options cannot be granted (i) during the ten trading sessions preceding and following the date on which the consolidated accounts or annual accounts of the Company are published and (ii) during a period (x) starting from the date on which the officers and directors of the Company become aware of any information which, if published, could significantly affect the company’s market price and (y) ending at the close of the tenth trading session following the publication of the information.

        (c)     If the Stock is listed on any established stock exchange or a national market system, no Option may be granted less than twenty trading sessions after a coupon giving a right to a dividend or to a capital increase has been detached from the shares of  Stock .

(d) Notwithstanding Section 1.14 of the Plan the fair market value of a share of Stock shall be determined subject to the following limitations:

          (i)     If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported,

the fair market value in no case shall be less than eighty per cent (80%) of the average of the closing sales price for a share of Stock as quoted on said stock exchange market during the twenty market trading days prior to the date of grant.

               4.     Exercise Limitations.  No Option may be exercised prior to the expiration of a minimum period of one year following the date of grant.  In addition, the shares of Stock acquired as a result of the exercise of all or part of the Option cannot be transferred by an optionee before the expiration of a three-year period which shall start running as from the expiration of the above mentioned period of one year.

               5.     Transfer Restrictions.  The shares of Common Stock acquired as a result of the exercise of the Option may however be immediately transferred upon the occurrence of one of the events referred to under Article 91-bis of appendix II to the French General Tax Code, i.e., the dismissal, retirement, disability or death of the eligible Employee.  In case of dismissal or retirement, the exception to the non-transferability deadline of the shares of Common Stock shall be subject to the condition that the Option shall have been exercised at least three months before the dismissal or the retirement.

               6.     Modifications of Exercise Price.  The Option exercise price shall be determined on the date of grant.  Any adjustment made to the Option exercise price and/or the number of Options awarded under this Appendix, shall not provide more advantages to the optionee than those which would result from any adjustments that would be made in accordance with the provisions of Article L 225-181 of the French business code (Code de Commerce).

               7.     Payment.  The consideration to be paid for the shares of Stock to be issued upon exercise of an Option may consist of (1) cash (2) check, or (3) any combination of the foregoing methods of payment.

               8.     Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of the laws of France may be applied.

APPENDIX B

Proxy

Class A Common Stock

BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 29, 2003

The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. (“Bio-Rad”) of record in the name of the undersigned at the close of business on March 4, 2003, at the Annual Meeting of Stockholders, to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 29, 2003 at 4:00 p.m., Pacific Time, and at any adjournments or postponements thereof:

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE

(Continued and to be signed on the reverse side.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1, 2 and 3.

Item 1.	ELECTION OF THE FOLLOWING DIRECTORS: ALBERT J. HILLMAN, PHILIP L. PADOU.

For All                Withhold All                 For All Except

    [_]                             [_]                                 [_]

(Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)

Item 2.	PROPOSAL to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors.

    For             Against             Abstain

     [_]               [_]                     [_]

Item 3.	PROPOSAL to approve the 2003 Stock Option Plan of Bio-Rad Laboratories, Inc.

    For             Against             Abstain

     [_]               [_]                     [_]

Dated:

Signature:

Signature,

If held jointly:

Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed.

Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

Proxy

Class B Common Stock

BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 29, 2003

The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. (“Bio-Rad”) of record in the name of the undersigned at the close of business on March 4, 2003, at the Annual Meeting of Stockholders, to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 29, 2003 at 4:00 p.m., Pacific Time, and at any adjournments or postponements thereof:

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE

(Continued and to be signed on the reverse side.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1, 2 and 3.

Item 1.	ELECTION OF THE FOLLOWING DIRECTORS: JAMES J. BENNETT, RUEDIGER NAUMANN-ETIENNE, ALICE N. SCHWARTZ, DAVID SCHWARTZ AND NORMAN SCHWARTZ.

For All                Withhold All                 For All Except

    [_]                             [_]                                 [_]

(Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)

Item 2.	PROPOSAL to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors.

    For             Against             Abstain

     [_]               [_]                     [_]

Item 3.	PROPOSAL to approve the 2003 Stock Option Plan of Bio-Rad Laboratories, Inc.

    For             Against             Abstain

     [_]               [_]                     [_]

Dated:

Signature:

Signature,

If held jointly:

Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed.

Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.